Exhibit 99.1

Internet Brands Agrees to be Acquired by Hellman & Friedman

Stockholders to Receive $13.35 per share

EL SEGUNDO, California (September 20, 2010) — Internet Brands, Inc. (NASDAQ:INET), a leading Internet media company, today announced that it has entered into a definitive merger agreement to be acquired by an affiliate of Hellman & Friedman Capital Partners VI, L.P. in a transaction valued at approximately $640 million.  Under the terms of the agreement, Internet Brands stockholders will receive $13.35 in cash for each outstanding share of common stock they own.  This price represents a premium of approximately 46.5% over the closing price on September 17, 2010.

The Board of Directors, on the unanimous recommendation of a Special Committee of independent directors, approved the merger agreement and recommends that Internet Brands’ stockholders adopt the merger agreement.

“We are very happy for our stockholders—this is a great outcome.  And we’re excited about continuing to build our business with a great new partner,” said Bob Brisco, CEO of Internet Brands.  “We are deeply grateful to those who have shared the journey with us this far.  And we are looking forward to the next leg of building a powerful New Media company with our new owners.”

“Internet Brands is a uniquely positioned internet media company,” said Andy Ballard, Managing Director at Hellman & Friedman.  “The company has built an impressive platform for branded vertical websites.  We look forward to partnering with Bob and the entire Internet Brands team to support the company’s continued success.”

Debt financing commitments have been provided by Bank of America, N.A., BMO Capital Markets, GE Capital and RBC Capital Markets.  Idealab, which beneficially owns approximately 19% of Internet Brands’ outstanding common stock and approximately 64% of the voting power of the company, has entered into a voting agreement with an affiliate of Hellman & Friedman relating to the merger agreement.  The transaction is subject to stockholder approval, including approval by holders of a majority of the outstanding common stock not owned by Idealab and certain other excluded parties, and customary closing conditions.  The transaction is expected to close in the fourth quarter of 2010.

Jefferies & Company, Inc. is acting as exclusive financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal advisor to the Special Committee of the Board of Directors of Internet Brands.  Munger, Tolles & Olson LLP is serving as counsel to Internet Brands.  Simpson Thacher & Bartlett LLP is serving as counsel to Hellman & Friedman.

Important Additional Information Will Be Filed With The SEC

In connection with the proposed transaction, Internet Brands will file a proxy statement and other materials with the Securities and Exchange Commission (“SEC”).  WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INTERNET BRANDS AND THE PROPOSED TRANSACTION.  Investors may obtain free copies of the proxy statement (when available) as well as other filed documents containing information about Internet Brands at http://www.sec.gov, the SEC’s free internet site.  Free copies of Internet Brands’ SEC filings including the proxy statement (when available) are also available on Internet Brands’ internet site at http://www.internetbrands.com/ under “Investors.”

Internet Brands and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Internet Brands’ stockholders with respect to the proposed transaction.  Information regarding the officers and directors of Internet Brands is included in the Definitive Proxy Statement on Schedule 14A filed with the SEC on April 29, 2010 with respect to the 2010 Annual Meeting of Stockholders of Internet Brands.  More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

About Internet Brands, Inc.

Internet Brands, Inc. (NASDAQ: INET) is a unique and leading Internet media company.  The company owns and operates more than 100 websites that are leaders in their vertical markets.  In total, these sites organically attract (without paid marketing) approximately 62 million unique visitors per month.  The vast majority of these sites have very strong community participation.  Internet Brands is unique in its ability to monetize Internet audiences.  The company’s proprietary platform optimizes yields from its more than 40,000 direct advertisers spanning seven vertical categories.  The platform is core to the company’s acquisitions strategy, providing a cost-efficient and scalable approach to expanding the company’s online footprint.  Internet Brands was founded in 1998 by Idealab, a creator and operator of technology companies based in Pasadena, California.

About Hellman & Friedman

Hellman & Friedman LLC is a leading private equity investment firm with offices in San Francisco, New York and London. Since its founding in 1984, Hellman & Friedman has raised over $25 billion of committed capital.  The Firm focuses on investing in superior business franchises and serving as a value-added partner to management in select industries including internet & digital media, software, business & marketing services, financial services, insurance, media, healthcare and energy & industrials.  Relevant past investments include:  Web Reservations International, Getty Images, Inc., Catalina Marketing Corporation, The Nielsen Company and DoubleClick, Inc.  For more information on Hellman & Friedman, visit www.hf.com.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  All forward-looking statements, by their nature, are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict.  The forward-looking statements include, without limitation, statements relating to the benefits of the proposed transaction, statements relating to future performance of Internet Brands, statements relating to the completion of the proposed transaction, and other statements containing words such as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “goal,” and similar expressions or statements of current expectation, assumption or opinion.  There are a number of risks and uncertainties that could cause actual results to differ materially from these forward-looking statements, including the following: (1) Internet Brands may be unable to obtain stockholder approval as required for the transaction; (2) conditions to the closing of the transaction may not be satisfied; (3) the transaction may involve unexpected costs, liabilities or delays; (4) the business of Internet Brands may suffer as a result of uncertainty surrounding the transaction; (5) the outcome of any legal proceedings that may be instituted against Internet Brands and others following the announcement of the merger agreement; (6) Internet Brands may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) the ability to recognize benefits of the merger; (9) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (10) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all.  Additional factors that may affect the future results of Internet Brands are set forth in its filings with the SEC, including its recent filings on Forms 10-K, 10-Q and 8-K, including, but not limited to, those described in Internet Brands’ Annual Report on Form 10-K for the annual period ended December 31, 2009 and the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010.

In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release.  Internet Brands is not under any obligation and does not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.